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                                                                    Exhibit 23.1



                               Arthur Anderson LLP


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporated by reference in this registration statement on Form S-8, of our report dated June 1, 1998 included in PharmaPrint Inc. and Subsidiary's Form 10-KSB for the year ended March 31, 1998 and to all references to our Firm in this registration statement.

                                          /S/ ARTHUR ANDERSEN  LLP

                                          ARTHUR ANDERSEN  LLP

Orange County, CA
February 9, 1999